Fund Name	Issuer Name / Name of Security	CUSIP	Underwriter/ Seller Purchased From	Affiliated Underwriter	List the Underwriting Syndicate Members	Shares/ Par Value Purchased by Fund	Principal Amount Purchased by the Fund ($USD)	Principal Amount Purchased by Other	Aggregate Principal Amount of Offering	Purchase price (Local Currency)	Currency	Date Offering is Due to Commence	Trade Date	Price at Close (Local Currency)	Commission, Spread or Profit	Security Type
Variable Portfolio—J.P. Morgan Core Bond Fund	Bed Bath & Beyond Inc. (BBBY 4.915% August 1, 2034)	075896AB	Morgan Stanley and Company	JPMorgan Securities	JPMorgan, Morgan Stanley, Wells Fargo Securities, Goldman, Sachs & Co., RBC Capital Markets, Santander	271,000	270,995	4,305,913	299,994,000	99.998	USD	7/14/2014	7/14/2014	99.998	0.75%	(i) Issued under 1933 Act

Variable Portfolio—J.P. Morgan Core Bond Fund	Comerica Inc. (CMA 3.80% July 22, 2026)	200340AQ	Deutsche Bank Securities	JPMorgan Securities	JPMorgan, Deutsche Bank Securities, Comerica Securities, Sandler O’Neill & Partners, L.P.	656,000	654,557	5,694,444	249,450,000	99.780	USD	7/17/2014	7/17/2014	99.780	0.65%	(i) Issued under 1933 Act

Variable Portfolio—J.P. Morgan Core Bond Fund	EBAY Inc. (EBAY 2.875% August 1, 2021)	278642AK	Citigroup Global Markets	JPMorgan Securities	Citigroup, JPMorgan, Morgan Stanley, Wells Fargo Securities, Barclays, BNP Paribas, BNY Mellon Capital Markets, LLC, Credit Suisse, HSBC, MUFG, RBC Capital Markets, RBS, Standard Chartered Bank, The Williams Capital Group, L.P.	800,000	798,232	17,211,878	748,342,500	99.779	USD	7/23/2014	7/23/2014	99.779	0.40%	(i) Issued under 1933 Act

Variable Portfolio—J.P. Morgan Core Bond Fund	EBAY Inc. (EBAY 3.45% August 1, 2024)	278642AK	Citigroup Global Markets	JPMorgan Securities	Citigroup, JPMorgan, Morgan Stanley, Wells Fargo Securities, Barclays, BNP Paribas, BNY Mellon Capital Markets, LLC, Credit Suisse, HSBC, MUFG, RBC Capital Markets, RBS, Standard Chartered Bank, The Williams Capital Group, L.P.	970,000	969,020	16,708,108	749,242,500	99.899	USD	7/23/2014	7/23/2014	99.899	0.45%	(i) Issued under 1933 Act

Variable Portfolio—J.P. Morgan Core Bond Fund	Tyson Foods Inc. (TSN 3.95% August 15, 2024)	902494AX	Morgan Stanley and Co.	JPMorgan Securities	Morgan Stanley, J.P. Morgan, Rabo Securities, US Bancorp., HSBC, Credit Agricole CIB, RBC Capital Markets, Mizuho Securities, MUFG	932,000	929,167	22,499,393	1,250,000,000	99.696	USD	8/5/2014	8/5/2014	99.696	0.65%	(i) Issued under 1933 Act

Variable Portfolio—J.P. Morgan Core Bond Fund	Southern Company (SO 2.15% September 1, 2019)	842587CL	Barclays Capital Inc.	JPMorgan Securities	Barclays, Citigroup, J.P. Morgan, UBS Investment Bank	389,000	388,098	3,325,267	350,000,000	99.768	USD	8/19/2014	8/19/2014	99.768	0.60%	(i) Issued under 1933 Act

Variable Portfolio—J.P. Morgan Core Bond Fund	British Sky Broadcasting (BSY 3.75% September 16, 2024 144A)	111013AL	Barclays Capital Inc.	JPMorgan Securities	Bank of China Ltd., Barclays Capital, BNP Paribas Securities Corp., DNB Markets, HSBC Securities, JPMorgan, Lloyds Securities, Inc., Mitsubishi UFJ Securities USA Inc., Mizuho Securities USA Inc., Morgan Stanley, RBS Securities Inc., Santander Investment Securities, SMBC Nikko Capital Markets Ltd, Societe Generale, Unicredit Bank AG	363,000	361,621	16,907,506	1,250,000,000	99.620	USD	9/9/2014	9/9/2014	99.620	0.45%	(v) Eligible Rule 144A

Variable Portfolio—J.P. Morgan Core Bond Fund	Ecopetrol S.A. (ECOPET 4.125% January 16, 2025)	279158AK	Citigroup Global Markets	JPMorgan Securities	Citigroup, JPMorgan	300,000	297,003	48,204,577	1,200,000,000	99.001	USD	9/9/2014	9/9/2014	99.001	0.30%	(i) Issued under 1933 Act

Variable Portfolio—J.P. Morgan Core Bond Fund	ANZ New Zealand (Intl) Limited (ANZNZ 2.60% September 23, 2019 144A)	00182EAV	Citigroup Global Markets	JPMorgan Securities	ANZ Banking Group, Citigroup Global Markets Inc., JPMorgan	400,000	399,740	9,293,955	500,000,000	99.935	USD	9/16/2014	9/16/2014	99.935	0.25%	(v) Eligible Rule 144A

Variable Portfolio—J.P. Morgan Core Bond Fund	Niagara Mohawk Power (NGGLN 4.278% October 1, 2034 144A)	65364UAH	Wells Fargo Advisors	JPMorgan Securities	Goldman Sachs & Co., JPMorgan, Lloyds Securities Inc., Mizuho Securities USA Inc., Wells Fargo Securities LLC, Bank of China Ltd., BBVA Securities Inc., BNP Paribas, BNY Mellon Capital Markets LLC, ING Financial Markets LLC, Mitsubishi UFJ Securities USA Inc., RBC Capital Markets LLC, RBS Securities Inc., TD Securities USA LLC, UBS Ltd, UniCredit Bank AG	753,000	752,992	6,666,934	400,000,000	99.999	USD	9/22/2014	9/22/2014	99.999	0.75%	(v) Eligible Rule 144A

Variable Portfolio—J.P. Morgan Core Bond Fund	Sysco Corporation (SYY 3.00% October 2, 2021)	871829AT	Goldman Sachs and Company	JPMorgan Securities	Goldman Sachs & Co., JPMorgan, TD Securities, Wells Fargo Securities, HSBC, US Bancorp, PNC Capital Markets LLC, Santander, The Williams Capital Group, L.P., BB & T Capital Markets, Comerica Securities, BNY Mellon Capital Markets, LLC, Rabo Securities	292,000	291,361	4,135,639	750,000,000	99.781	USD	9/23/2014	9/23/2014	99.781	0.40%	(i) Issued under 1933 Act

Variable Portfolio—J.P. Morgan Core Bond Fund	Sysco Corporation (SYY 4.50% October 2, 2044)	871829AW	Goldman Sachs and Company	JPMorgan Securities	Goldman Sachs & Co., JPMorgan, TD Securities, Wells Fargo Securities, HSBC, US Bancorp, PNC Capital Markets LLC, Santander, The Williams Capital Group, L.P., BB & T Capital Markets, Comerica Securities, BNY Mellon Capital Markets, LLC, Rabo Securities	199,000	196,994	3,930,972	1,000,000,000	98.992	USD	9/23/2014	9/23/2014	98.992	0.75%	(i) Issued under 1933 Act

Variable Portfolio—J.P. Morgan Core Bond Fund	Verizon Communications Inc. (VZ 3.00% November 1, 2021)	92343VCN	Wells Fargo Advisors	JPMorgan Securities	J.P. Morgan, Morgan Stanley, Wells Fargo Securities, Citigroup, Deutsche Bank, Mizuho Securities, RBS, BNY Mellon Capital Markets, LLC, CastleOak Securities, L.P., C.L. King & Associates, Drexel Hamilton, Lebenthal Capital Markets, Loop Capital Markets, US Bancorp	1,787,000	1,781,621	26,470,085	1,500,000,000	99.699	USD	10/22/2014	10/22/2014	99.699	0.40%	(i) Issued under 1933 Act

Variable Portfolio—J.P. Morgan Core Bond Fund	Verizon Communications Inc. (VZ 3.50% November 1, 2024)	92343VCR	Morgan Stanley and Company	JPMorgan Securities	J.P. Morgan, Morgan Stanley, Wells Fargo Securities, Citigroup, Deutsche Bank, Mizuho Securities, RBS, BNY Mellon Capital Markets, LLC, CastleOak Securities, L.P., C.L. King & Associates, Drexel Hamilton, Lebenthal Capital Markets, Loop Capital Markets, US Bancorp	2,361,000	2,345,417	54,543,621	2,500,000,000	99.340	USD	10/22/2014	10/22/2014	99.340	0.45%	(i) Issued under 1933 Act

Variable Portfolio—J.P. Morgan Core Bond Fund	Verizon Communications Inc. (VZ 4.40% November 1, 2034)	92343VCQ	Morgan Stanley and Company	JPMorgan Securities	J.P. Morgan, Morgan Stanley, Wells Fargo Securities, Citigroup, Deutsche Bank, Mizuho Securities, RBS, BNY Mellon Capital Markets, LLC, CastleOak Securities, L.P., C.L. King & Associates, Drexel Hamilton, Lebenthal Capital Markets, Loop Capital Markets, US Bancorp	1,926,000	1,912,056	39,975,467	2,500,000,000	99.276	USD	10/22/2014	10/22/2014	99.276	0.75%	(i) Issued under 1933 Act

Variable Portfolio—J.P. Morgan Core Bond Fund	Toronto-Dominion Bank (TD 2.25% November 5, 2019)	89114QAV	Goldman Sachs	JPMorgan Securities	TD Securities (USA) LLC, Goldman, Sachs & Co., J.P. Morgan Securities LLC, Morgan Stanley & Co LLC, Wells Fargo Securities LLC, Desjardins Securities Inc., Barclays Capital Inc., Lloyds Securities Inc.	812,000	810,547	17,434,453	1,250,000,000	99.821	USD	10/30/2014	10/30/2014	99.821	0.35%	(i) Issued under 1933 Act

Variable Portfolio—J.P. Morgan Core Bond Fund	Cardinal Health Inc. (CAH 2.40% November 15, 2019)	14149YAZ	Goldman Sachs and Company	JPMorgan Securities Inc.	Deutsche Bank Securities, Goldman, Sachs & Co., J.P. Morgan, Morgan Stanley, Huntington Investment Company, RBC Capital Markets, SunTrust Robinson Humphrey, US Bancorp.	835,000	833,439	10,177,931	450,000,000	99.813	USD	11/7/2014	11/7/2014	99.813	0.60%	(i) Issued under 1933 Act

Variable Portfolio—J.P. Morgan Core Bond Fund	DTE Energy Company (DTE 2.40% December 1, 2019)	233331AT	UBS Securities LLC	JPMorgan Securities Inc.	JPMorgan, RBS, UBS Investment Bank, Comerica Securities, Fifth Third Securities, SunTrust Robinson Humphrey, US Bancorp	434,000	433,488	13,608,922	300,000,000	99.882	USD	11/17/2014	11/17/2014	99.882	0.60%	(i) Issued under 1933 Act

Variable Portfolio—J.P. Morgan Core Bond Fund	Parker Hannifin Corporation (PH 3.30% November 21, 2024)	70109HAL	Morgan Stanley and Company	JPMorgan Securities Inc.	Morgan Stanley, Wells Fargo Securities, Mizuho Securities, Keybanc Capital Markets, Barclays, Goldman, Sachs & Co., JPMorgan, RBS	448,000	447,014	3,287,751	500,000,000	99.780	USD	11/18/2014	11/18/2014	99.780	0.65%	(i) Issued under 1933 Act

Variable Portfolio—J.P. Morgan Core Bond Fund	United Mexican States (MEX 3.60% January 30, 2025)	91087BAA	Goldman Sachs and Company	JPMorgan Securities Inc.	Goldman, Sachs & Co., JPMorgan	757,000	751,966	42,656,436	2,000,000,000	99.335	USD	11/18/2014	11/18/2014	99.335	0.18%	(i) Issued under 1933 Act

Variable Portfolio—J.P. Morgan Core Bond Fund	Boardwalk Pipelines LP (BWP 4.95% December 15, 2024)	096630AD	Barclays Capital Inc.	JPMorgan Securities Inc.	Barclays, JPMorgan, Citigroup, Deutsche Bank Securities, MUFG, Wells Fargo Securities, BB&T Capital Markets, BBVA, Fifth Third Securities, Goldman, Sachs & Co., Mizuho Securities, Morgan Stanley, RBC Capital Markets, UBS Investment Bank	350,000	345,870	13,228,045	350,000,000	98.820	USD	11/19/2014	11/19/2014	98.820	0.65%	(i) Issued under 1933 Act

Variable Portfolio—J.P. Morgan Core Bond Fund	Becton, Dickinson and Company (BDX 3.734% December 15, 2024)	075887BF	Goldman Sachs and Company	JPMorgan Securities Inc.	Goldman, Sachs & Co., BNP Paribas, Citigroup, MUFG, JPMorgan, Morgan Stanley, Banca IMI, BNY Mellon Capital Markets, LLC, ING, Mizuho Securities, Standard Chartered Bank, Wells Fargo Securities, The Williams Capital Group, L.P.	345,000	345,000	15,228,000	1,750,000,000	100.000	USD	12/4/2014	12/4/2014	100.000	0.65%	(i) Issued under 1933 Act

Variable Portfolio—Morgan Stanley Global Real Estate Fund	Store Capital Corp.	862121100	Goldman Sachs	Mitsubishi UFJ Morgan Stanley Securities Co.	Morgan Stanley	20,848	385,688	18,576,812	508,750,000	18.500	USD	11/18/2014	11/18/2014	19.500	$1.11/share	(i) Issued under 1933 Act

Variable Portfolio—Partners Small Cap Growth Fund	HealthEquity Inc. (HQY)	42226A107	JP Morgan	WFS	JPM; WFS; Raymond James; Baird; SunTrust Robinson	20,787	291,018	3,150,000	127,400,000	14.000	USD	7/31/2014	7/31/2014	17.600	$0.98/share	(i) Issued under 1933 Act

Variable Portfolio—Partners Small Cap Growth Fund	Diplomat Pharmacy (DPLO	25456K101	Credit Suisse	WFS	Credit Suisse/Morgan Stanley/ JPM/WFS/William Blair/Leerink Partners	1,015	13,195	1,300,000	173,333,329	13.000	USD	10/10/2014	10/10/2014	16.020	$0.8775/share	(i) Issued under 1933 Act

Variable Portfolio—Partners Small Cap Growth Fund	Boot Barn Inc	99406100	JP Morgan	WFS	JP Morgan; Jeffries; Piper Jaffrey; Robert W Baird; WFS	1,606	25,696	1,974,304	80,000,000	16.000	USD	10/30/2014	10/30/2014	17.450	$1.12/share	(i) Issued under 1933 Act

Variable Portfolio—Partners Small Cap Growth Fund	INC Research Holdings Inc.	45329R109	Credit Suisse Securities (USA)	Wells Fargo Securities	Goldman Sachs & Co; Credit Suisse Securities (USA); Robert W. Baird & Co; William Blair & Company	22,666	419,321	200,000	150,000,000	18.500	USD	11/6/2014	11/7/2014	20.490	$1.295/share	(i) Issued under 1933 Act

Variable Portfolio—Partners Small Cap Growth Fund	Habitat Restaurants Inc.	40449J103	Robert W. Baird	Wells Fargo Securities	Piper Jaffray & Co; Robert W. Baird & Co Inc; Raymond James & Associates; Stephens Inc; Stifel Nicolaus & Company	18,218	327,924	200,000	90,000,000	18.000	USD	11/19/2014	11/20/2014	39.540	$1.26/share	(i) Issued under 1933 Act

Variable Portfolio—Partners Small Cap Growth Fund	Hortonworks Inc	440894103	Credit Suisse	WFS	Goldman Sachs & Co, Credit Suisse Securities (USA), RBC Capital, Pacific Crest Securities, Blackstone Advisory Partners	8,440	135,040	1,600,000	100,000,000	16.000	USD	12/12/2014	12/12/2014	26.380	$1.12/share	(i) Issued under 1933 Act

Variable Portfolio—Wells Fargo Short Duration Government Fund	American Express Credit Account Master Trust	02582JGU8	Barclays Capital	Wells Fargo	Barclays; Deutsche Bank; Wells Fargo; BNY Mellon; Mischler Financial Group; Mitsubishi UFJ Securities; TD Securities; The Williams Capital Group	5,590,000	5,589,780	59,955,000	1,500,000,000	99.996	USD	9/15/2014	9/15/2014	99.996	0.25%	(i) Issued under 1933 Act

Variable Portfolio—Wells Fargo Short Duration Government Fund	Capital One Multi- Asset Exection Trust/COMET 2014-A5 A	14041NET4	J.P. Morgan	Wells Fargo Securities	J.P. Morgan Securities; BofA Merrill Lynch; RBC Capital Markets; Wells Fargo Securities; Credit Suisse Securities; Mischler Financial Group; The Williams Capital Group	5,133,000	5,131,626	44,867,000	1,300,000,000	99.973	USD	10/6/2014	10/6/2014	99.973	0.25%	(i) Issued under 1933 Act

In addition to the information above, the Fund’s Board of Trustees receives, pursuant to the Fund’s procedures adopted under Rule 10f-3, from representative(s) of the Fund’s adviser or, if the transaction is effected for a portion of the Fund managed by a subadviser, the Fund’s subadviser, a report in the form of a checklist as to the satisfaction of the applicable conditions of paragraph (c)(1) through (c)(8) of Rule 10f-3.